MUNIYIELD
ARIZONA
FUND, INC.




FUND LOGO




Annual Report

October 31, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniYield Arizona Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1999, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.725 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.78%, based on a month-end net asset value of $12.54 per share. Over the same period, the total investment return on the Fund's Common Stock was -6.34%, based on a change in per share net asset value from $14.14 to $12.54, and assuming reinvestment of $0.729 per share income dividends.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -7.40%, based on a change in per share net asset value from $13.93 to $12.54, and assuming reinvestment of $0.361 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.08% for Series A and 2.96% for Series B.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.


MuniYield Arizona Fund, Inc.
October 31, 1999


The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
For the six-month period ended October 31, 1999, we remained defensively positioned in the municipal bond market. We remained concerned about the bond market because domestic growth failed to slow and since the Federal Reserve Board has seen the need to raise short-term interest rates by 50 basis points (0.50%) as well as maintain a tightening bias. Moreover, just after the close of the period on November 16, 1999, the Federal Reserve Board raised interest rates again with another 25 basis point increase.

To be defensive, we raised the Fund's cash reserve position during a portion of the October period. We also sold longer-duration municipal bonds to buy shorter-duration, less-volatile municipal bonds in an effort to protect the Fund's net asset value for our shareholders. We continue to remain focused on high-quality bonds with approximately 80% of its holdings in bonds rated A or better by at least one of the major rating agencies. Should the economy start to slow or the Federal Reserve Board enter a cycle of not raising interest rates, we will put our remaining cash to work to participate in any bond market rally. We believe that following this strategy will allow us to re-enter the marketplace at higher yield levels, which would benefit the Fund's shareholders. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



December 2, 1999



MuniYield Arizona Fund, Inc.
October 31, 1999


PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield
Arizona Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

                                                                                 Shares       Shares Voted    Shares Voted
                                                                               Voted For        Against         Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.          2,259,776         221,032        141,662

During the six-month period ended October 31, 1999, MuniYield
Arizona Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

                                                                                 Shares       Shares Voted     Shares Voted
                                                                               Voted For        Against          Abstain
1. To approve an amendment to the Articles Supplementary
   of the Fund as follows:                                   Series A             98                50             1
                                                             Series B            151                85             6


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Arizona Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Arizona Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
S&P       Moody's    Face                                                                                      Value
Ratings   Ratings   Amount                            Issue                                                  (Note 1a)

Arizona--91.3%
AAA      Aaa     $  325   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due
                          8/01/2009 (b)                                                                        $     368

AA+      Aa1      3,000   Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                          Assistance Revenue Bonds, 6.80% due 7/01/2002 (h)                                        3,233

NR*      Aaa      1,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds,
                          AMT, Senior-Series A-1, 5.90% due 5/01/2024                                                970

AAA      Aaa      1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due 7/01/2006 (g)(h)             1,100

                          Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada
                          Power Co. Project), AMT:
BBB      NR*      1,500     6.375% due 10/01/2036                                                                  1,433
BBB      NR*      3,000     Series B, 5.80% due 11/01/2032                                                         2,607

A1+      P1       1,400   Coconino County, Arizona, Pollution Control Corporation Revenue Bonds (Arizona
                          Public Service Co.-Navajo Project), VRDN, AMT, Series A, 3.55% due 10/01/2029 (j)        1,400

AAA      Aaa        605   Gilbert, Arizona, GO (Projects of 1988), Series C, 8.50% due 7/01/2004 (g)(h)              706

                          Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding
                          Bonds (American Graduate School International) (c):
AAA      NR*        500     7% due 7/01/2005 (h)                                                                     558
AAA      NR*        500     7.125% due 7/01/2005 (h)                                                                 561
AAA      NR*        500     5.875% due 7/01/2015                                                                     501

AAA      Aaa      1,750   Glendale, Arizona, IDA, Revenue Refunding Bonds (Midwestern University),
                          Series A, 5.375% due 5/15/2028 (g)                                                       1,608

AAA      Aaa      2,920   Maricopa County, Arizona, Alhambra Elementary School District Number 68, GO,
                          Refunding, Series A, 6.80% due 7/01/2011 (a)                                             3,078

BBB      Baa1     2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation),
                          6.125% due 4/01/2018                                                                     2,330

                          Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                          (Samaritan Health Services), Series A (d)(g):
AAA      Aaa        500     7% due 12/01/2013                                                                        523
AAA      Aaa      2,400     7% due 12/01/2016                                                                      2,722

NR*      Aaa      1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Arborwood Apartments
                          Project), Series A, 5.05% due 10/01/2029 (g)                                               856

                          Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                          (Public Service Company of New Mexico Project), Series A:
BBB-     Baa3     2,125     5.75% due 11/01/2022                                                                   1,889
BBB-     Baa3     2,250     6.30% due 12/01/2026                                                                   2,137


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT          Alternative Minimum Tax (subject to)
COP          Certificates of Participation
DATES        Daily Adjustable Tax-Exempt Securities
GO           General Obligation Bonds
IDA          Industrial Development Authority
LEVRRS       Leveraged Reverse Rate Securities
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
VRDN         Variable Rate Demand Notes
YCN          Yield Curve Notes




MuniYield Arizona Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                   (in Thousands)
S&P       Moody's    Face                                                                                      Value
Ratings   Ratings   Amount                            Issue                                                  (Note 1a)

Arizona (concluded)
AAA      Aaa     $  500   Maricopa County, Arizona, Unified School District Number 3, GO, Refunding
                          (Tempe Elementary), 7.50% due 7/01/2010 (e)                                          $     589

AAA      Aaa      1,000   Maricopa County, Arizona, Unified School District Number 4, Mesa,
                          Project of 1995, GO, Series B, 5% due 7/01/2012 (e)                                        952

AAA      Aaa      1,500   Maricopa County, Arizona, Unified School District Number 11, Peoria, GO,
                          Refunding, 6.10% due 7/01/2010 (a)                                                       1,578

AA       Aa2      1,825   Maricopa County, Arizona, Unified School District Number 48, Scottsdale, GO,
                          6.60% due 7/01/2012                                                                      2,023

                          Maricopa County, Arizona, Unified School District Number 80, Chandler, GO (e):
AAA      Aaa        405     6.25% due 7/01/2011                                                                      440
AAA      Aaa        595     6.25% due 7/01/2011 (d)                                                                  637

AAA      Aaa      3,500   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due 7/01/2007 (e)(h)                 3,795

AAA      Aaa      1,000   Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                          5.50% due 9/01/2021 (g)                                                                    938

AAA      Aaa      2,700   Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                          (Arizona Public Service), Series A, 5.875% due 8/15/2028 (a)                             2,672

AA-      Aaa      1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                          Junior Lien, 6% due 7/01/2006 (h)                                                        1,065

                          Phoenix, Arizona, GO:
AA+      Aa1      2,655     4.50% due 7/01/2019                                                                    2,199
AA+      Aa1      8,020     4.50% due 7/01/2022                                                                    6,480

AA+      Aa1      1,485   Phoenix, Arizona, GO, Refunding, Series A, 6% due 7/01/2011                              1,576

AAA      NR*        500   Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Ria Nova and Villa Projects),
                          5.125% due 12/20/2018 (k)(l)                                                               450

AAA      Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners), Series A,
                          5.625% due 4/01/2014 (g)                                                                   980

AAA      Aaa      3,050   Pima County, Arizona, Unified School District Number 1, Tucson, GO, Refunding,
                          7.50% due 7/01/2009 (e)                                                                  3,580

                          Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES (j):
A1+      P1       1,200     3.50% due 12/01/2009                                                                   1,200
A1+      P1       1,000     Series A, 3.50% due 12/01/2009                                                         1,000

AA       Aa1      4,250   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project of 1989),
                          Series E, 4.50% due 7/01/2023                                                            3,413

AA+      Aa1        825   Tempe, Arizona, GO, Refunding, Series A, 5.35% due 7/01/2010                               831

                          Tempe, Arizona, Unified High School District Number 213, GO (e):
AAA      Aaa      5,000     (Project of 1998), Series B, 5.125% due 7/01/2011                                      4,891
AAA      Aaa      1,000     School Improvements, 7% due 7/01/2008                                                  1,132

AAA      Aaa      1,000   Tucson, Arizona, GO, Series A, 5.375% due 7/01/2017 (g)                                    947

AAA      Aaa      1,375   Tucson, Arizona, Local Development Business, Development Finance Corporation,
                          Lease Revenue Refunding Bonds, 6.25% due 7/01/2012 (e)                                   1,447

                          Tucson, Arizona, Water Revenue Refunding Bonds:
A+       A1       1,430     6.50% due 7/01/2016 (a)                                                                1,495
AAA      Aaa      2,500     5.125% due 7/01/2021 (e)                                                               2,234

AA       A1       1,345   University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011           1,418



MuniYield Arizona Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
S&P       Moody's    Face                                                                                      Value
Ratings   Ratings   Amount                            Issue                                                  (Note 1a)

Puerto Rico -- 7.1%
                          Puerto Rico Commonwealth, GO:
A        Baa1    $1,250     5.40% due 7/01/2025                                                                $   1,142
AAA      Aaa      2,000     Refunding, YCN, 8.282% due 7/01/2020 (f)(i)                                            2,000

A-1+     VMIG1++    800   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                          Revenue Refunding Bonds, VRDN, Series A, 3.10% due 7/01/2028 (a)(j)                        800

AAA      Aaa      2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                          LEVRRS, 8.208% due 7/01/2002 (f)(h)(i)                                                   2,190

Total Investments (Cost--$86,133)--98.4%                                                                          84,674

Other Assets Less Liabilities--1.6%                                                                                1,413
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 86,087
                                                                                                                ========


(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to maturity.
(e)FGIC Insured.
(f)FSA Insured.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(k)FHA Insured.
(l)GNMA Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.

QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                53.5%
AA/Aa                                  24.6
A/A                                     3.1
BBB/Baa                                12.1
Other++                                 5.1

[FN]
++Temporary investments in short-term securities.



MuniYield Arizona Fund, Inc.
October 31, 1999

FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$86,132,534) (Note 1a)                          $ 84,673,848
                    Cash                                                                                          68,252
                    Interest receivable                                                                        1,490,776
                    Prepaid expenses and other assets                                                              3,042
                                                                                                            ------------
                    Total assets                                                                              86,235,918
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                  $     53,778
                      Investment adviser (Note 2)                                                41,663           95,441
                                                                                           ------------
                    Accrued expenses                                                                              53,072
                                                                                                            ------------
                    Total liabilities                                                                            148,513
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 86,087,405
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (1,212 shares
                      of AMPS* issued and outstanding at $25,000 per share                                  $ 30,300,000
                      liquidation preference) Common Stock, par value $.10
                      per share (4,450,418 shares issued and outstanding)                  $    445,042
                    Paid-in capital in excess of par                                         60,632,835
                    Undistributed investment income--net                                        260,651
                    Accumulated realized capital losses on investments--net (Note 5)         (4,092,437)
                    Unrealized depreciation on investments--net                              (1,458,686)
                                                                                           ------------
                    Total--Equivalent to $12.54 net asset value per share of
                    Common Stock (market price--$11.5625)                                                     55,787,405
                                                                                                            ------------
                    Total capital                                                                           $ 86,087,405
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  4,870,704
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    453,632
                    Commission fees (Note 4)                                                     76,884
                    Professional fees                                                            69,542
                    Transfer agent fees                                                          43,096
                    Accounting services (Note 2)                                                 32,550
                    Directors' fees and expenses                                                 23,291
                    Printing and shareholder reports                                             20,099
                    Listing fees                                                                  8,500
                    Custodian fees                                                                8,102
                    Pricing fees                                                                  7,252
                    Other                                                                        14,619
                                                                                           ------------
                    Total expenses                                                                               757,567
                                                                                                            ------------
                    Investment income--net                                                                     4,113,137
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            704,489
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        (7,817,444)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (2,999,818)
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                              1999            1998
Operations:         Investment income--net                                                 $  4,113,137     $  4,245,525
                    Realized gain on investments--net                                           704,489        1,404,768
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (7,817,444)         946,928
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (2,999,818)       6,597,221
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (3,237,241)      (3,211,182)
(Note 1e):            Preferred Stock                                                          (905,157)      (1,035,031)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (4,142,398)      (4,246,213)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                   250,108           42,519
(Note 4):                                                                                  ------------     ------------
Net Assets:
                    Total increase (decrease) in net assets                                  (6,892,108)       2,393,527
                    Beginning of year                                                        92,979,513       90,585,986
                                                                                           ------------     ------------
                    End of year*                                                           $ 86,087,405     $ 92,979,513
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    260,651     $    289,912
                                                                                           ============     ============


                    See Notes to Financial Statements.


MuniYield Arizona Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (concluded)
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                          For the
                                                                                        Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996        1995
Per Share           Net asset value, beginning of year                $  14.14    $ 13.61   $ 13.06   $ 13.29    $ 11.33
Operating                                                             --------    -------   -------   -------    -------
Performance:        Investment income--net                                 .92        .95       .96       .98       1.03
                    Realized and unrealized gain (loss) on
                    investments--net                                     (1.59)       .53       .54      (.20)      2.01
                                                                      --------    -------   -------   -------    -------
                    Total from investment operations                      (.67)      1.48      1.50       .78       3.04
                                                                      --------    -------   -------   -------    -------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.73)      (.72)     (.72)     (.76)      (.77)
                                                                      --------    -------   -------   -------    -------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --      (.02)      (.05)
                                                                      --------    -------   -------   -------    -------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                            (.20)      (.23)     (.23)     (.23)      (.26)
                                                                      --------    -------   -------   -------    -------
                    Total effect of Preferred Stock activity              (.20)      (.23)     (.23)     (.23)      (.26)
                                                                      --------    -------   -------   -------    -------
                    Net asset value, end of year                      $  12.54    $ 14.14   $ 13.61   $ 13.06    $ 13.29
                                                                      ========    =======   =======   =======    =======
                    Market price per share, end of year               $11.5625    $14.125   $12.875   $12.125    $ 11.75
                                                                      ========    =======   =======   =======    =======

Total Investment    Based on market price per share                    (13.55%)    15.74%    12.46%     9.70%     21.04%
Return:*                                                              ========    =======   =======   =======    =======
                    Based on net asset value per share                  (6.34%)     9.61%    10.37%     4.47%     25.37%
                                                                      ========    =======   =======   =======    =======

Ratios Based on     Total expenses, net of reimbursement**               1.25%      1.22%     1.29%     1.00%      1.01%
Average Net Assets                                                    ========    =======   =======   =======    =======
Of Common Stock:    Total expenses**                                     1.25%      1.22%     1.35%     1.32%      1.75%
                                                                      ========    =======   =======   =======    =======
                    Total investment income--net**                       6.78%      6.88%     7.16%     7.50%      9.85%
                                                                      ========    =======   =======   =======    =======
                    Amount of dividends to
                    Preferred Stock shareholders                         1.49%      1.68%     1.74%     1.74%      2.44%
                                                                      ========    =======   =======   =======    =======
                    Investment income--net, to Common Stock
                    shareholders                                         5.29%      5.20%     5.42%     5.76%      7.41%
                                                                      ========    =======   =======   =======    =======

Ratios Based on     Total expenses, net of reimbursement                  .83%       .82%      .85%      .66%       .55%
Total Average                                                         ========    =======   =======   =======    =======
Net Assets:**++     Total expenses                                        .83%       .82%      .89%      .87%       .95%
                                                                      ========    =======   =======   =======    =======
                    Total investment income--net                         4.53%      4.63%     4.73%     4.93%      5.33%
                                                                      ========    =======   =======   =======    =======

Ratios Based on     Dividends to Preferred Stock shareholders            2.99%      3.42%     3.38%     3.35%      2.89%
Average Net                                                           ========    =======   =======   =======    =======
Assets Of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $ 55,787    $62,680   $60,286   $57,857    $58,885
                                                                      ========    =======   =======   =======    =======
                    Preferred Stock outstanding, end of
                    year (in thousands)                               $ 30,300    $30,300   $30,300   $30,300    $30,300
                                                                      ========    =======   =======   =======    =======
                    Portfolio turnover                                  29.48%     39.58%    34.49%    31.75%     75.93%
                                                                      ========    =======   =======   =======    =======

Leverage:           Asset coverage per $1,000                         $  2,841    $ 3,069   $ 2,990   $ 2,909    $ 2,943
                                                                      ========    =======   =======   =======    =======

Dividends Per       Series A--Investment income--net                  $    756    $   842   $   820   $   824    $   953
Share On                                                              ========    =======   =======   =======    =======
Preferred Stock     Series B--Investment income--net                  $    740    $   863   $   865   $   849    $   551
Outstanding:++++                                                      ========    =======   =======   =======    =======


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++The Fund's Preferred Stock was issued on December 2, 1993
                    (Series A) and March 27, 1995 (Series B).

                    See Notes to Financial Statements.



MuniYield Arizona Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as requiredby the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield Arizona Fund, Inc.
October 31, 1999


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $25,138,350 and $27,467,059, respectively.

Net realized gains for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments              $  197,923    $(1,458,686)
Financial futures                     506,566             --
                                   ----------    -----------
Total                              $  704,489    $(1,458,686)
                                   ==========    ===========

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,458,686, of which $1,921,687 related to appreciated securities and $3,380,373 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $86,132,534.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 18,085 and 3,007, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.34% and Series B, 3.45%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $32,821 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $3,836,000, of which $2,583,000 expires in 2002 and $1,253,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057870 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.




MuniYield Arizona Fund, Inc.
October 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield Arizona Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments of MuniYield Arizona Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 9, 1999
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Arizona Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



MuniYield Arizona Fund, Inc.
October 31, 1999


YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert L. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

ASE Symbol
MZA